UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 11, 2010

COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Form 8-K/A filing is to report that, on March 11, 2010, Columbia Laboratories, Inc. (the “Company”) issued a correction to its press release entitled, “Columbia Laboratories Reports Fourth Quarter and Year End 2009 Financial Results”  (the “Press Release”), that was originally issued by the Company on March 11, 2010, announcing, among other things, its financial performance for the fourth quarter and year ended December 31, 2009. The purpose of the corrected press release (the “Corrected Press Release”) was to correct an error in the accumulated deficit set forth in the Stockholders’ Deficiency for December 31, 2009, of the Condensed Consolidated Balance Sheet attached to the Press Release, which should have stated $(256,979,263) and not the originally reported $(56,979,263). Pursuant to Rule 412 of Regulation C under the Securities Act of 1933, as amended, the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 11, 2010 (File No. 001-10352), is hereby amended and superseded in its entirety by this Form 8-K/A.

Item 2.02	Results of Operations and Financial Condition

On March 11, 2010, the Company issued a press release entitled, “Columbia Laboratories Reports Fourth Quarter and Year End 2009 Financial Results” (the “Press Release”). Later on March 11, 2010, the Company issued a corrected press release (the “Corrected Press Release”). The purpose of the Corrected Press Release was to correct an error in the accumulated deficit set forth in the Stockholders’ Deficiency for December 31, 2009, of the Condensed Consolidated Balance Sheet attached to the Press Release, which should have been $(256,979,263) and not the originally reported $(56,979,263). The full text of the Corrected Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 7.01                      Regulation FD Disclosure

A description of the Corrected Press Release set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this item.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Additional Information:

This communication is not a solicitation of a proxy from any security holder of the Company.  In connection with stockholder approval of certain transactions contemplated by the Purchase and Collaboration Agreement (the “Purchase Agreement”) among the Company, Watson Pharmaceuticals, Inc. (“Watson”) and Coventry Acquisition, Inc. (“Buyer”), the Company intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement and a definitive proxy statement and it intends to mail to its security holders a definitive proxy statement and other materials.  THE PROXY STATEMENT WILL BE SENT TO COMPANY SECURITY HOLDERS AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, WATSON, THE BUYER, THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT AND RELATED MATTERS.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY WHEN THEY ARE AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE PURCHASE AGREEMENT.  Free copies of the proxy statement and other documents filed with the SEC by the Company, when they become available, can be obtained through the website maintained by the SEC at www.sec.gov.  In addition, free copies of the proxy statement will be available from the Company by contacting Lawrence A. Gyenes at (973) 486-8860 or lgyenes@columbialabs.com or on the Company’s investor relations website at www.cbrxir.com.

Participation in the Solicitation:

The Company and its directors and executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transactions contemplated by the Purchase Agreement.  Information regarding the special interests of these directors, executive officers and members of management in the transactions contemplated by the Purchase Agreement will be included in the proxy statement and other relevant documents filed with the SEC. Additional informational regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which was filed with the SEC on March 16, 2009, and the Company’s proxy statement, dated April 9, 2009, filed with the SEC on April 17, 2009.  The Company’s Form 10-K and proxy statement are available free of charge at the SEC’s website at www.sec.gov and from the Company by contacting it as described above.

Item 8.01	Other Events

None

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1*	Corrected Press Release dated March 11, 2010.

*  The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 12, 2010

COLUMBIA LABORATORIES, INC.

By: /S/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President, Chief Financial Officer
& Treasurer

Exhibit Index

Exhibit No.	Description
99.1*	Corrected Press Release dated March 11, 2010.
*  The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.